UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2009

BLACKHAWK BIOFUELS, LLC

(Exact name of registrant as specified in its charter)

Delaware	000-53651	20-2760722
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

210 West Spring Street, Freeport, Illinois		61032
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (815) 235-2461

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On June 30, 2009 we entered into a First Amendment to Toll Processing Agreement (the “June Toll Amendment”) with REG Marketing & Logistics Group, LLC (“REG Marketing”), a subsidiary of Renewable Energy Group, Inc., which amended a Toll Processing Agreement dated June 11, 2009 (the “June Toll Agreement”) between REG Marketing and us.  The June Toll Amendment provides for REG Marketing to arrange for the purchase and delivery of animal fats and other feed stocks to us for processing into biodiesel.  A copy of the June Toll Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.  The foregoing description of the June Toll Amendment is qualified in its entirety by reference to the full text of that agreement.  The June Toll Agreement was filed as Exhibit 10.1 to our Current Report on Form 8-K dated June 17, 2009.

On July 1, 2009 we entered into a new Toll Processing Agreement (the “July Toll Agreement”) with REG Marketing which provides for us to process feedstock into biodiesel for the account of REG Marketing during the month of July 2009.  REG Marketing is not obligated to request us to produce any minimum amount of biodiesel under the agreement.  We will be paid a tolling fee for any biodiesel produced under the agreement and the amount of the fee will vary based on the amount of biodiesel produced.  A copy of the July Toll Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.  The foregoing description of the July Toll Agreement is qualified in its entirety by reference to the full text of that agreement.

On July 1, 2009 we also entered into a First Amendment to Toll Processing Agreement (the “July Toll Amendment”) with REG Marketing which amended the July Toll Agreement.  A copy of the July Toll Amendment is attached hereto as Exhibit 10.3 and is incorporated herein by reference.  The foregoing description of the July Toll Amendment is qualified in its entirety by reference to the full text of that agreement.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

10.1    First Amendment to Toll Processing Agreement by and between Blackhawk Biofuels, LLC and REG Marketing & Logistics Group, LLC dated June 30, 2009

10.2    Toll Processing Agreement by and between Blackhawk Biofuels, LLC and REG Marketing & Logistics Group, LLC dated July 1, 2009(1)

10.3    First Amendment to Toll Processing Agreement by and between Blackhawk Biofuels, LLC and REG Marketing & Logistics Group, LLC dated July 1, 2009

(1)  Certain material has been omitted from this exhibit in accordance with a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. The omitted material has been filed separately with the Commission.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKHAWK BIOFUELS, LLC

Date: July 10, 2009	/s/ Ronald L. Mapes
Ronald L. Mapes
Chair (Principal Executive Officer)